 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 16, 1997

                                                 REGISTRATION NO. 333-19495
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ------------

                              AMENDMENT NO. 1

                                    TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                 ------------
                          RADNOR HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)
        DELAWARE                      6719                   23-2674715
     (State or other      (Primary Standard Industrial    (I.R.S. Employer
     jurisdiction of      Classification Code Number)  Identification Number)
    incorporation or
      organization)

                             WINCUP HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)
        DELAWARE                      3086                   86-0699193
     (State or other      (Primary Standard Industrial    (I.R.S. Employer
     jurisdiction of      Classification Code Number)  Identification Number)
    incorporation or
      organization)

                             WINCUP HOLDINGS, L.P.
             (Exact name of registrant as specified in its charter)
        DELAWARE                      3086                   23-2648231
     (State or other      (Primary Standard Industrial    (I.R.S. Employer
     jurisdiction of      Classification Code Number)  Identification Number)
    incorporation or
      organization)

                               SP ACQUISITION CO.
             (Exact name of registrant as specified in its charter)
        DELAWARE                      6719                   75-2524524
     (State or other      (Primary Standard Industrial    (I.R.S. Employer
     jurisdiction of      Classification Code Number)  Identification Number)
    incorporation or
      organization)

                         STYROCHEM INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)
          TEXAS                       3086                   52-1592452
     (State or other      (Primary Standard Industrial    (I.R.S. Employer
     jurisdiction of      Classification Code Number)  Identification Number)
    incorporation or
      organization)

                         STYROCHEM INTERNATIONAL, LTD.
             (Exact name of registrant as specified in its charter)
         QUEBEC                       3086                      NONE
     (State or other      (Primary Standard Industrial    (I.R.S. Employer
     jurisdiction of      Classification Code Number)  Identification Number)
    incorporation or
      organization)

                            RADNOR MANAGEMENT, INC.
             (Exact name of registrant as specified in its charter)
        DELAWARE                      8741                   23-2869197
     (State or other      (Primary Standard Industrial    (I.R.S. Employer
     jurisdiction of      Classification Code Number)  Identification Number)
    incorporation or
      organization)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                          RADNOR HOLDINGS CORPORATION
                   THREE RADNOR CORPORATE CENTER, SUITE 300
                              100 MATSONFORD ROAD
                          RADNOR, PENNSYLVANIA 19087
                                (610) 995-9200
           (Name, address, including zip code, and telephone number,
       including area code, of registrants' principal executive offices)


                                 ------------

                         MICHAEL T. KENNEDY, PRESIDENT
                          RADNOR HOLDINGS CORPORATION
                   THREE RADNOR CORPORATE CENTER, SUITE 300
                              100 MATSONFORD ROAD
                          RADNOR, PENNSYLVANIA 19087
                                (610) 995-9200
           (Name, address, including zip code, and telephone number,
                  including area code, of agent for service)

                                 ------------

                                WITH A COPY TO:
                            THOMAS G. SPENCER, ESQ.
                           DUANE, MORRIS & HECKSCHER
                         ONE LIBERTY PLACE, 42ND FLOOR
                     PHILADELPHIA, PENNSYLVANIA 19103-7396
                                (215) 979-1000

                                 ------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.
  If any of the securities being registered on this Form are to be offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box: [_]
























                               ----------------
  THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.


 EXHIBIT
   NO.   EXHIBIT
 ------- -------
  *3.1   Restated Certificate of Incorporation of Radnor Holdings Corporation
  *3.2   Bylaws of Radnor Holdings Corporation
  *3.3   Certificate of Incorporation of WinCup Holdings, Inc.
  *3.4   Bylaws of WinCup Holdings, Inc.
  *3.5   Certificate of Incorporation of Radnor Management, Inc.
  *3.6   Bylaws of Radnor Management, Inc.
  *3.7   Certificate of Limited Partnership of WinCup Holdings, L.P.
  *3.8   Amended and Restated Limited Partnership Agreement of WinCup Holdings,
          L.P. by and between WinCup Holdings, Inc. and Radnor Holdings
          Corporation, dated January 1, 1997
  *3.9   Certificate of Incorporation of SP Acquisition Co.
  *3.10  Bylaws of SP Acquisition Co.
  *3.11  Articles of Incorporation of StyroChem International, Inc.
  *3.12  Bylaws of StyroChem International, Inc.
  *3.13  Certificate of Incorporation of StyroChem International, Ltd.
  *3.14  Bylaws of StyroChem International, Ltd.
  *4.1   Indenture, dated as of December 5, 1996, among Radnor Holdings
          Corporation, WinCup Holdings, Inc., WinCup Holdings, L.P., SP
          Acquisition Co., StyroChem International, Inc., StyroChem
          International, Ltd., Radnor Management, Inc., and First Union
          National Bank, as amended by a First Supplemental Indenture dated as of December 17, 1996, including form of Notes and Guarantees
  *4.2   Exchange and Registration Rights Agreement, dated as of December 5,
          1996, among Radnor Holdings Corporation, WinCup Holdings, Inc.,
          WinCup Holdings, L.P., SP Acquisition Co., StyroChem International,
          Inc., StyroChem International, Ltd., Alex. Brown & Sons Incorporated
          and NatWest Capital Markets Limited
  *4.3   Purchase Agreement, dated December 2, 1996, among Radnor Holdings
          Corporation, WinCup Holdings, Inc., WinCup Holdings, L.P., SP
          Acquisition Co., StyroChem International, Inc., StyroChem
          International, Ltd., Alex. Brown & Sons Incorporated and NatWest
          Capital Markets Limited
  *4.4   Form of Letter of Transmittal
  *4.5   Form of Notice of Guaranteed Delivery
  *4.6   Form of Letter to Noteholders
  *4.7   Form of Letter to Record Holders
   5.1   Opinion of Duane, Morris & Heckscher regarding the legality of the securities registered
   8.1   Opinion of Duane, Morris & Heckscher regarding certain tax matters
 *10.1   Stock Purchase Agreement among Radnor Holdings Corporation, Richard
          Davidovich, the Davidovich Charitable Trust, James River Paper
          Company, Inc., Grupo Industrial Hermes, S.A. de C.V., and the
          Rosenthal Group, dated October 30, 1996
  10.2   Asset Purchase Agreement among Benchmark Holdings, Inc., WinCup
          Holdings, Inc. and James River Paper Company, Inc., dated October 31,
          1995
 *10.3   JR Capital Contribution Agreement by and between James River Paper
          Company, Inc. and WinCup Holdings, L.P., dated January 20, 1996
 *10.4   WinCup Capital Contribution Agreement by and between WinCup Holdings,
          Inc. and WinCup Holdings, L.P., dated January 20, 1996
 *10.5   Working Capital Escrow Agreement, dated as of December 5, 1996, among
          Radnor Holdings Corporation, Richard Davidovich and Duane, Morris &
          Heckscher
 *10.6   Environmental Escrow Agreement, dated as of December 5, 1996, among
          Radnor Holdings Corporation, Richard Davidovich and Duane, Morris &
          Heckscher

 EXHIBIT
   NO.
 -------
 **10.7  Sales Agent Agreement, dated January 20, 1996, between James River
          Paper Company, Inc. and WinCup Holdings, L.P., as amended by a Sales
          Agent Extension and Modification Agreement dated December 5, 1996
 **10.8  Equipment Use Agreement, dated January 20, 1996, as amended by an
          Equipment Use Extension and Modification Agreement dated December 5,
          1996
   10.9  License Agreement, dated January 20, 1996, among James River
          Corporation of Virginia, James River Paper Company, Inc., and WinCup
          Holdings, L.P., as amended by a License Extension and Modification
          Agreement dated December 5, 1996
   10.10 Patent License Agreement, dated January 20, 1996, among James River
          Corporation of Virginia, James River Paper Company, Inc., and WinCup
          Holdings, L.P., as amended by an Amendment to Patent License
          Agreement dated December 5, 1996
 **10.11 Contract of Sale, dated as of December 5, 1996, among Chevron Chemical
          Company, SP Acquisition Co., StyroChem International, Inc. and
          StyroChem International, Ltd.
 **10.12 Contract between ARCO Chemical Company (now Nova Chemicals, Inc.) and
          WinCup Holdings, L.P., dated April 1, 1996, as amended on September ,
          1996
 **10.13 Product Sales Agreement by and between Huntsman Chemical Corporation and WinCup Holdings, Inc., dated January 1, 1996
 **10.14 Agreement between BASF Corporation and WinCup Holdings, L.P., dated
          March 27, 1996, as supplemented by letter agreement dated April 25,
          1996
 **10.15 Sales Agreement between Fina Oil and Chemical Company and WinCup
          Holdings, L.P., dated May 21, 1996
 **10.16 Contract of Sale between Scott Polymers, Inc. (now StyroChem
          International, Inc.) and WinCup Holdings, Inc., dated February 28,
          1992, as amended on February 25, 1994, assigned to WinCup Holdings,
          L.P. on January 20, 1996
 **10.17 Supply Agreement by and between SP Acquisition Co. and James River
          Canada, Inc., dated March, 1996
  *10.18 Noncompetition Agreement by and between Radnor Holdings Corporation and Richard Davidovich, dated December 5, 1996
  *10.19 Consulting Agreement by and between Radnor Holdings Corporation and
          Richard Davidovich, dated December 5, 1996
  *10.20 Sublease Agreement, dated January 20, 1996, between James River Paper
          Company, Inc. and WinCup Holdings, L.P. (240 Tamal Vista Boulevard,
          Corte Madera, California)
  *10.21 Sublease Agreement, dated January 20, 1996, between James River Paper
          Company, Inc. and WinCup Holdings, L.P. (205 Tamal Vista Boulevard,
          Corte Madera, California)
  *10.22 Sublease Agreement, dated January 20, 1996, between James River Paper
          Company, Inc. and WinCup Holdings, L.P. (201 Tamal Vista Boulevard,
          Corte Madera, California)
  *10.23 Sublease Agreement, dated January 20, 1996, between James River Paper
          Company, Inc. and WinCup Holdings, L.P. (195 Tamal Vista Boulevard,
          Corte Madera, California)
  *10.24 Letter Agreement, dated December 5, 1996, between WinCup Holdings,
          L.P. and James River Paper Company, Inc., regarding Corte Madera subleases
   10.25 Warehouse Lease, dated October 27, 1992, between Safeway Inc. and
          James River Paper Company, Inc., as amended, assigned to WinCup
          Holdings, L.P. on January 20, 1996
   10.26 Amended Lease between Patricia M. Dunnell and James River Paper
          Company, Inc., dated September 29, 1989, as amended in September,
          1994, assigned to WinCup Holdings, L.P. on January 20, 1996
   10.27 Warehouse Lease between Etzioni Partners and James River Corporation, dated February 13, 1992, as amended on April 13, 1992 and on December
          9, 1992, assigned to WinCup Holdings, L.P. on January 20, 1996
   10.28 Lease between Stone Mountain Industrial Park, Inc. and W.M.F.
          Container Corporation, dated October 15, 1984, as amended on
          September 20, 1989 and on February 28, 1994, assigned to WinCup
          Holdings, L.P. on January 20, 1996

 EXHIBIT
   NO.
 -------
  10.29  Lease between Stone Mountain Industrial Park, Inc. and W.M.F.
          Container Corporation dated June 16, 1977, as amended on August 7,
          1984, and on October 15, 1984, and on February 25, 1994, assigned to
          WinCup Holdings, L.P. on January 20, 1996
  10.30  Lease between Stone Mountain Industrial Park, Inc. and Scott Container
          Group, Inc., dated December 16, 1991, as amended on February 28,
          1994, assigned to WinCup Holdings on January 20, 1996
  10.31  Operating Lease by and between R-K Ventures Unit I Limited Partnership and WMF Container Corporation, dated August 20, 1987, as amended on
          November 30, 1990, assigned to WinCup Holdings, L.P. on January 20,
          1996
  10.32  Standard Form Multi-Tenancy Industrial Lease between WinCup Holdings,
          Inc. and CK Airpark Associates, dated June 1, 1994, assigned to
          WinCup Holdings, L.P. on January 20, 1996
  10.33  Lease between James River Paper Company, Inc. and Central Ink Company,
          dated February 17, 1993, as amended, assigned to WinCup Holdings,
          L.P. on January 20, 1996
  10.34  Radnor Corporate Center Office Lease by and between Radnor Center
          Associates and WinCup Holdings, L.P., dated May 31, 1996
  10.35  Standard Commercial Lease by and between Bradford Management Company of Dallas, Inc. and Scott Polymers, Inc. (now StyroChem
          International, Inc.), dated June 22, 1994, as amended on April 5,
          1996, and as renewed on October 22, 1996
  10.36  Sublease between Cargologan Inc. and StyroChem International, Ltd., dated August 2, 1996
 *10.37  Employment Agreement by and between WinCup Holdings, L.P. and Michael
          T. Kennedy, dated January 20, 1996
 *10.38  Executive Employment Agreement by and between Benchmark Corporation of
          Delaware and Richard Hunsinger, dated May 1, 1993, as amended in
          October, 1995
  10.39  Benchmark Corporation of Delaware Equity Incentive Plan, dated April
          24, 1992, as amended on November 1, 1993
  10.40  Benchmark Corporation of Delaware Management Equity Participation
          Plan, dated March 10, 1993, as amended on November 1, 1993
  10.41  Amended and Restated Revolving Credit and Security Agreement, dated
          December 5, 1996, among The Bank of New York Commercial Corporation,
          NationsBank, N.A., WinCup Holdings, L.P., Radnor Holdings
          Corporation, WinCup Holdings, Inc., SP Acquisition Co., and StyroChem
          International, Inc.
  10.42  Amended and Restated Revolving Credit Note, dated December 5, 1996, made by WinCup Holdings, L.P., Radnor Holdings Corporation, WinCup
          Holdings, Inc., SP Acquisition Co., and StyroChem International, Inc.
          in favor of The Bank of New York Commercial Corporation
  10.43  Amended and Restated Revolving Credit Note, dated December 5, 1996, made by WinCup Holdings, L.P., Radnor Holdings Corporation, WinCup
          Holdings, Inc., SP Acquisition Co., and StyroChem International, Inc.
          in favor of NationsBank, N.A.
  10.44  Trademark Collateral Security Agreement, dated December 5, 1996, between StyroChem International, Inc. and The Bank of New York
          Commercial Corporation
  10.45  Trademark Assignment of Security, dated December 5, 1996, between
          StyroChem International, Inc. and The Bank of New York Commercial
          Corporation
  10.46  Trademark Collateral Security Agreement, dated December 5, 1996, between WinCup Holdings, Inc. and The Bank of New York Commercial
          Corporation
  10.47  Trademark Assignment of Security, dated December 5, 1996, between
          WinCup Holdings, Inc. and The Bank of New York Commercial Corporation
  10.48  Patent Collateral Security Agreement, dated December 5, 1996, between
          StyroChem International, Inc. and The Bank of New York Commercial
          Corporation
  10.49  Patent Assignment of Security, dated December 5, 1996, between
          StyroChem International, Inc. and The Bank of New York Commercial
          Corporation

 EXHIBIT
   NO.
 -------
  10.50  Collateral Assignment, dated as of December 5, 1996, among Radnor
          Holdings Corporation and The Bank of New York Commercial Corporation
 *10.51  Junior Subordinated Promissory Note, dated January 20, 1996, made by
          WinCup Holdings, Inc. in favor of WinCup Holdings, L.P. ($1.1 million)
 *10.52  Subordinated Promissory Note, dated January 20, 1996, made by WinCup
          Holdings, L.P. in favor of James River Paper Company, Inc. ($300,000)
 *10.53  Subordinated Promissory Note, dated January 20, 1996, made by WinCup
          Holdings, L.P. in favor of Scott Paper Company ($2.7 million)
 *10.54  Subordinated Promissory Note, dated January 20, 1996, made by WinCup
          Holdings, L.P. in favor of James River Paper Company, Inc. ($5.7 million)
 *10.55  Subordinated Promissory Note, dated January 20, 1996, made by WinCup
          Holdings, L.P. in favor of Scott Paper Company ($300,000)
 *10.56  Senior Subordinated Promissory Note, dated January 20, 1996, made by
          WinCup Holdings, L.P. in favor of James River Paper Company, Inc.
          ($4.4 million)
 *10.57  Subordinated Promissory Note, dated January 20, 1996, made by WinCup
          Holdings, L.P. in favor of WinCup Holdings, Inc. ($1.8 million)
 *10.58  Senior Promissory Note, dated January 20, 1996, made by WinCup
          Holdings, L.P. in favor of James River Paper Company, Inc. ($7 million)
 *10.59  Subordinated Promissory Note, dated January 20, 1996, made by WinCup
          Holdings, L.P. in favor of James River Paper Company, Inc.
 *10.60  Partnership Interest Purchase Agreement, dated December 5, 1996, among
          Radnor Holdings Corporation, WinCup Holdings, Inc., WinCup Holdings,
          L.P. and James River Paper Company, Inc.
 *10.61  Redemption and Release Agreement by and among Radnor Holdings
          Corporation, WinCup Holdings, Inc., WinCup Holdings, L.P. and
          Kimberly-Clark Tissue Company, dated December 5, 1996
 *10.62  Assumption and Modification Agreement, dated as of January 20, 1996, among Scott Paper Company, WinCup Holdings, Inc. and WinCup Holdings,
          L.P.
  10.63  Agreement Respecting a Term Loan and Other Credit Facilities, dated
          February 25, 1994, between Bank of Montreal and StyroChem
          International, Ltd., as amended
 *10.64  Letter of Undertaking, dated December 5, 1996, made by StyroChem
          International, Ltd. and Radnor Holdings Corporation in favor of Bank of Montreal
  10.65  Guaranty, dated February 25, 1994, made by SP Acquisition Co. in favor of Bank of Montreal
 *10.66  Employment Agreement, dated April 5, 1996, between WinCup Holdings,
          Inc. and R. Radcliffe Hastings
 *12.1   Computation of ratios
 *21.1   List of Subsidiaries of the Registrant
 *23.1   Consent of Arthur Andersen LLP
 *23.2   Consent of Deloitte & Touche LLP
  23.3   Consent of Duane, Morris & Heckscher (included in Exhibits 5.1 and 8.1 to this Registration Statement)
 *24.1   Power of Attorney
 *25.1   Statement of Eligibility and Qualification Under the Trust Indenture
          Act of 1939 of a Corporation Designated to Act as a Trustee on Form
          T-1 of First Union National Bank
 *27.1   Financial Data Schedule (Radnor Holdings Corporation)
 *27.2   Financial Data Schedule (J.R. Cup Foam Container Operations of James
          River Paper Company, Inc.)
 *27.3   Financial Data Schedule (SP Acquisition Co. and Subsidiaries)

--------

 * Previously filed.

** Portions of this Exhibit have been deleted pursuant to the Company's Request for Confidential Treatment pursuant to Rule 406 promulgated under the Securities Act.

  No financial statement schedules are required as all material required information is disclosed in the notes to the respective financial statements.

ITEM 22. UNDERTAKINGS.

  (a) The undersigned Registrant hereby undertakes to respond to requests for information that is incorporated by reference into the Prospectus pursuant to Items 4, 10(b), 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the Registration Statement through the date of responding to the request.

  (b) The undersigned Registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the Registration Statement when it became effective.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, RADNOR HOLDINGS CORPORATION HAS DULY CAUSED THIS AMENDMENT NO. 1 TO REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN RADNOR, PENNSYLVANIA, ON JANUARY 15, 1997.

                                          Radnor Holdings Corporation

                                          By:   /s/ Michael V. Valenza
                                              ---------------------------------

                                               MICHAEL V. VALENZA
                                               SENIOR VICE PRESIDENT--FINANCE



  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT NO. 1 TO REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


               *
------------------------------------  Chief Executive
       MICHAEL T. KENNEDY               Officer, President      January 15, 1997
                                        and Sole Director
                                        (principal executive
                                        officer)


     /s/ Michael V. Valenza             Senior Vice
-------------------------------------    President-Finance      January 15, 1997
         MICHAEL V. VALENZA              (principal
                                         financial and
                                         accounting officer)

      /s/ Michael V. Valenza
*By: ________________________________
        MICHAEL V. VALENZA
         Attorney-in-Fact

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, WINCUP HOLDINGS, INC. HAS DULY CAUSED THIS AMENDMENT NO. 1 TO REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN RADNOR, PENNSYLVANIA, ON JANUARY 15, 1997.

                                          WinCup Holdings, Inc.


                                          By:   /s/ Michael V. Valenza
                                             ----------------------------------
                                              MICHAEL V. VALENZA SENIOR VICE
                                                  PRESIDENT--FINANCE

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT NO. 1 TO REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


               *                        President and Sole
-------------------------------------    Director (principal   January 15, 1997
       MICHAEL T. KENNEDY                executive officer)


     /s/ Michael V. Valenza             Senior Vice            January 15, 1997
-------------------------------------    President--Finance
         MICHAEL V. VALENZA              (principal financial
                                         and accounting
                                         officer)


* By: /s/ Michael V. Valenza
     --------------------------------
        MICHAEL V. VALENZA
         Attorney-in-Fact

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, WINCUP HOLDINGS, L.P. HAS DULY CAUSED THIS AMENDMENT NO. 1 TO REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN RADNOR, PENNSYLVANIA, ON JANUARY 15, 1997.

                                          WinCup Holdings, L.P. By: WinCup
                                          Holdings, Inc., its general partner

                                             By:  /s/ Michael V. Valenza
                                                -------------------------------
                                              MICHAEL V. VALENZA SENIOR VICE-
                                                  PRESIDENT--FINANCE

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT NO. 1 TO REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


               *                        President and Sole
-------------------------------------    Director of General   January 15, 1997
       MICHAEL T. KENNEDY                Partner (principal
                                         executive officer)

     /s/ Michael V. Valenza             Senior Vice            January 15, 1997
-------------------------------------    President--Finance
       MICHAEL V. VALENZA                of General Partner
                                         (principal
                                         financial and
                                         accounting officer)

*By:  /s/ Michael V. Valenza
    ---------------------------------
 MICHAEL V. VALENZA Attorney-in-Fact

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, SP ACQUISITION CO. HAS DULY CAUSED THIS AMENDMENT NO. 1 TO REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN RADNOR, PENNSYLVANIA, ON JANUARY 15, 1997.

                                             SP Acquisition Co.

                                             By: /s/ Michael V. Valenza
                                                ------------------------------
                                                MICHAEL V. VALENZA SENIOR VICE
                                                  PRESIDENT--FINANCE

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT NO. 1 TO REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


               *                        President and Sole     January 15, 1997
-------------------------------------    Director (principal
         MICHAEL T. KENNEDY              executive officer)


     /s/ Michael V. Valenza             Senior Vice            January 15, 1997
-------------------------------------    President-- Finance
         MICHAEL V. VALENZA              (principal
                                         financial and
                                         accounting officer)


*By:  /s/ Michael V. Valenza
    ---------------------------------
 MICHAEL V. VALENZA Attorney-in-Fact

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, STYROCHEM INTERNATIONAL, INC. HAS DULY CAUSED THIS AMENDMENT NO. 1 TO REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN RADNOR, PENNSYLVANIA, ON JANUARY 15, 1997.

                                             StyroChem International, Inc.

/s/ Michael V. Valenza

                                             By: /s/ Michael V. Valenza
                                                --------------------------------
                                                 MICHAEL V. VALENZA SENIOR VICE
                                                  PRESIDENT--FINANCE

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT NO. 1 TO REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


               *                        President and Sole     January 15, 1997
-------------------------------------    Director (principal
       MICHAEL T. KENNEDY                executive officer)

     /s/ Michael V. Valenza             Senior Vice            January 15, 1997
-------------------------------------    President-- Finance
         MICHAEL V. VALENZA              (principal
                                         financial and
                                         accounting officer)


*By:  /s/ Michael V. Valenza
    ---------------------------------
   MICHAEL V. VALENZA Attorney-in-Fact

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, STYROCHEM INTERNATIONAL, LTD. HAS DULY CAUSED THIS AMENDMENT NO. 1 TO REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN RADNOR, PENNSYLVANIA, ON JANUARY 15, 1997.

                                             StyroChem International, Ltd.


                                             By: /s/ Michael V. Valenza
                                                -------------------------------
                                                     MICHAEL V. VALENZA
                                                SENIOR VICE PRESIDENT--FINANCE


  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT NO. 1 TO REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.



               *                        President and Sole     January 15, 1997
-------------------------------------    Director (principal
         MICHAEL T. KENNEDY              executive officer)


     /s/ Michael V. Valenza             Senior Vice            January 15, 1997
-------------------------------------    President-- Finance
         MICHAEL V. VALENZA              (principal
                                         financial and
                                         accounting officer)

*By: /s/ Michael V. Valenza
    ---------------------------------
        MICHAEL V. VALENZA
         Attorney-in-Fact

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, RADNOR MANAGEMENT, INC. HAS DULY CAUSED THIS AMENDMENT NO. 1 TO REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN RADNOR, PENNSYLVANIA, ON JANUARY 15, 1997.

                                          Radnor Management, Inc.


                                          By:   /s/ Michael V. Valenza
                                             ----------------------------------
                                                  MICHAEL V. VALENZA
                                             SENIOR VICE PRESIDENT--FINANCE

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT NO. 1 TO REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


               *                        President and Sole     January 15, 1997
-------------------------------------    Director (principal
       MICHAEL T. KENNEDY                executive officer)

     /s/ Michael V. Valenza             Senior Vice            January 15, 1997
-------------------------------------    President--Finance
         MICHAEL V. VALENZA              (principal
                                         financial and
                                         accounting officer)

* By:   /s/ Michael V. Valenza
     --------------------------------
          MICHAEL V. VALENZA
           Attorney-in-Fact

                                 EXHIBIT INDEX

                    (PURSUANT TO ITEM 601 OF REGULATION S-K)

 EXHIBIT
   NO.   EXHIBIT
 ------- -------
  *3.1   Restated Certificate of Incorporation of Radnor Holdings Corporation
  *3.2   Bylaws of Radnor Holdings Corporation
  *3.3   Certificate of Incorporation of WinCup Holdings, Inc.
  *3.4   Bylaws of WinCup Holdings, Inc.
  *3.5   Certificate of Incorporation of Radnor Management, Inc.
  *3.6   Bylaws of Radnor Management, Inc.
  *3.7   Certificate of Limited Partnership of WinCup Holdings, L.P.
  *3.8   Amended and Restated Limited Partnership Agreement of WinCup Holdings,
          L.P. by and between WinCup Holdings, Inc. and Radnor Holdings
          Corporation, dated January 1, 1997
  *3.9   Certificate of Incorporation of SP Acquisition Co.
  *3.10  Bylaws of SP Acquisition Co.
  *3.11  Articles of Incorporation of StyroChem International, Inc.
  *3.12  Bylaws of StyroChem International, Inc.
  *3.13  Certificate of Incorporation of StyroChem International, Ltd.
  *3.14  Bylaws of StyroChem International, Ltd.
  *4.1   Indenture, dated as of December 5, 1996, among Radnor Holdings
          Corporation, WinCup Holdings, Inc., WinCup Holdings, L.P., SP
          Acquisition Co., StyroChem International, Inc., StyroChem
          International, Ltd., Radnor Management, Inc., and First Union
          National Bank, as amended by a First Supplemental Indenture dated as of December 17, 1996, including form of Notes and Guarantees
  *4.2   Exchange and Registration Rights Agreement, dated as of December 5,
          1996, among Radnor Holdings Corporation, WinCup Holdings, Inc.,
          WinCup Holdings, L.P., SP Acquisition Co., StyroChem International,
          Inc., StyroChem International, Ltd., Alex. Brown & Sons Incorporated
          and NatWest Capital Markets Limited
  *4.3   Purchase Agreement, dated December 2, 1996, among Radnor Holdings
          Corporation, WinCup Holdings, Inc., WinCup Holdings, L.P., SP
          Acquisition Co., StyroChem International, Inc., StyroChem
          International, Ltd., Alex. Brown & Sons Incorporated and NatWest
          Capital Markets Limited
  *4.4   Form of Letter of Transmittal
  *4.5   Form of Notice of Guaranteed Delivery
  *4.6   Form of Letter to Noteholders
  *4.7   Form of Letter to Record Holders
   5.1   Opinion of Duane, Morris & Heckscher regarding the legality of the securities registered
   8.1   Opinion of Duane, Morris & Heckscher regarding certain tax matters
 *10.1   Stock Purchase Agreement among Radnor Holdings Corporation, Richard
          Davidovich, the Davidovich Charitable Trust, James River Paper
          Company, Inc., Grupo Industrial Hermes, S.A. de C.V., and the
          Rosenthal Group, dated October 30, 1996
  10.2   Asset Purchase Agreement among Benchmark Holdings, Inc., WinCup
          Holdings, Inc. and James River Paper Company, Inc., dated October 31,
          1995
 *10.3   JR Capital Contribution Agreement by and between James River Paper
          Company, Inc. and WinCup Holdings, L.P., dated January 20, 1996
 *10.4   WinCup Capital Contribution Agreement by and between WinCup Holdings,
          Inc. and WinCup Holdings, L.P., dated January 20, 1996
 *10.5   Working Capital Escrow Agreement, dated as of December 5, 1996, among
          Radnor Holdings Corporation, Richard Davidovich and Duane, Morris &
          Heckscher
 *10.6   Environmental Escrow Agreement, dated as of December 5, 1996, among
          Radnor Holdings Corporation, Richard Davidovich and Duane, Morris &
          Heckscher

 EXHIBIT
   NO.
 -------
 **10.7  Sales Agent Agreement, dated January 20, 1996, between James River
          Paper Company, Inc. and WinCup Holdings, L.P., as amended by a Sales
          Agent Extension and Modification Agreement dated December 5, 1996
 **10.8  Equipment Use Agreement, dated January 20, 1996, as amended by an
          Equipment Use Extension and Modification Agreement dated December 5,
          1996
   10.9  License Agreement, dated January 20, 1996, among James River
          Corporation of Virginia, James River Paper Company, Inc., and WinCup
          Holdings, L.P., as amended by a License Extension and Modification
          Agreement dated December 5, 1996
   10.10 Patent License Agreement, dated January 20, 1996, among James River
          Corporation of Virginia, James River Paper Company, Inc., and WinCup
          Holdings, L.P., as amended by an Amendment to Patent License
          Agreement dated December 5, 1996
 **10.11 Contract of Sale, dated as of December 5, 1996, among Chevron Chemical
          Company, SP Acquisition Co., StyroChem International, Inc. and
          StyroChem International, Ltd.
 **10.12 Contract between ARCO Chemical Company (now Nova Chemicals, Inc.) and
          WinCup Holdings, L.P., dated April 1, 1996, as amended on September ,
          1996
 **10.13 Product Sales Agreement by and between Huntsman Chemical Corporation and WinCup Holdings, Inc., dated January 1, 1996
 **10.14 Agreement between BASF Corporation and WinCup Holdings, L.P., dated
          March 27, 1996, as supplemented by letter agreement dated April 25,
          1996
 **10.15 Sales Agreement between Fina Oil and Chemical Company and WinCup
          Holdings, L.P., dated May 21, 1996
 **10.16 Contract of Sale between Scott Polymers, Inc. (now StyroChem
          International, Inc.) and WinCup Holdings, Inc., dated February 28,
          1992, as amended on February 25, 1994, assigned to WinCup Holdings,
          L.P. on January 20, 1996
 **10.17 Supply Agreement by and between SP Acquisition Co. and James River
          Canada, Inc., dated March, 1996
  *10.18 Noncompetition Agreement by and between Radnor Holdings Corporation and Richard Davidovich, dated December 5, 1996
  *10.19 Consulting Agreement by and between Radnor Holdings Corporation and
          Richard Davidovich, dated December 5, 1996
  *10.20 Sublease Agreement, dated January 20, 1996, between James River Paper
          Company, Inc. and WinCup Holdings, L.P. (240 Tamal Vista Boulevard,
          Corte Madera, California)
  *10.21 Sublease Agreement, dated January 20, 1996, between James River Paper
          Company, Inc. and WinCup Holdings, L.P. (205 Tamal Vista Boulevard,
          Corte Madera, California)
  *10.22 Sublease Agreement, dated January 20, 1996, between James River Paper
          Company, Inc. and WinCup Holdings, L.P. (201 Tamal Vista Boulevard,
          Corte Madera, California)
  *10.23 Sublease Agreement, dated January 20, 1996, between James River Paper
          Company, Inc. and WinCup Holdings, L.P. (195 Tamal Vista Boulevard,
          Corte Madera, California)
  *10.24 Letter Agreement, dated December 5, 1996, between WinCup Holdings,
          L.P. and James River Paper Company, Inc., regarding Corte Madera subleases
   10.25 Warehouse Lease, dated October 27, 1992, between Safeway Inc. and
          James River Paper Company, Inc., as amended, assigned to WinCup
          Holdings, L.P. on January 20, 1996
   10.26 Amended Lease between Patricia M. Dunnell and James River Paper
          Company, Inc., dated September 29, 1989, as amended in September,
          1994, assigned to WinCup Holdings, L.P. on January 20, 1996
   10.27 Warehouse Lease between Etzioni Partners and James River Corporation, dated February 13, 1992, as amended on April 13, 1992 and on December
          9, 1992, assigned to WinCup Holdings, L.P. on January 20, 1996
   10.28 Lease between Stone Mountain Industrial Park, Inc. and W.M.F.
          Container Corporation, dated October 15, 1984, as amended on
          September 20, 1989 and on February 28, 1994, assigned to WinCup
          Holdings, L.P. on January 20, 1996

 EXHIBIT
   NO.
 -------
  10.29  Lease between Stone Mountain Industrial Park, Inc. and W.M.F.
          Container Corporation dated June 16, 1977, as amended on August 7,
          1984, and on October 15, 1984, and on February 25, 1994, assigned to
          WinCup Holdings, L.P. on January 20, 1996
  10.30  Lease between Stone Mountain Industrial Park, Inc. and Scott Container
          Group, Inc., dated December 16, 1991, as amended on February 28,
          1994, assigned to WinCup Holdings on January 20, 1996
  10.31  Operating Lease by and between R-K Ventures Unit I Limited Partnership and WMF Container Corporation, dated August 20, 1987, as amended on
          November 30, 1990, assigned to WinCup Holdings, L.P. on January 20,
          1996
  10.32  Standard Form Multi-Tenancy Industrial Lease between WinCup Holdings,
          Inc. and CK Airpark Associates, dated June 1, 1994, assigned to
          WinCup Holdings, L.P. on January 20, 1996
  10.33  Lease between James River Paper Company, Inc. and Central Ink Company,
          dated February 17, 1993, as amended, assigned to WinCup Holdings,
          L.P. on January 20, 1996
  10.34  Radnor Corporate Center Office Lease by and between Radnor Center
          Associates and WinCup Holdings, L.P., dated May 31, 1996
  10.35  Standard Commercial Lease by and between Bradford Management Company of Dallas, Inc. and Scott Polymers, Inc. (now StyroChem
          International, Inc.), dated June 22, 1994, as amended on April 5,
          1996, and as renewed on October 22, 1996
  10.36  Sublease between Cargologan Inc. and StyroChem International, Ltd., dated August 2, 1996
 *10.37  Employment Agreement by and between WinCup Holdings, L.P. and Michael
          T. Kennedy, dated January 20, 1996
 *10.38  Executive Employment Agreement by and between Benchmark Corporation of
          Delaware and Richard Hunsinger, dated May 1, 1993, as amended in
          October, 1995
  10.39  Benchmark Corporation of Delaware Equity Incentive Plan, dated April
          24, 1992, as amended on November 1, 1993
  10.40  Benchmark Corporation of Delaware Management Equity Participation
          Plan, dated March 10, 1993, as amended on November 1, 1993
  10.41  Amended and Restated Revolving Credit and Security Agreement, dated
          December 5, 1996, among The Bank of New York Commercial Corporation,
          NationsBank, N.A., WinCup Holdings, L.P., Radnor Holdings
          Corporation, WinCup Holdings, Inc., SP Acquisition Co., and StyroChem
          International, Inc.
  10.42  Amended and Restated Revolving Credit Note, dated December 5, 1996, made by WinCup Holdings, L.P., Radnor Holdings Corporation, WinCup
          Holdings, Inc., SP Acquisition Co., and StyroChem International, Inc.
          in favor of The Bank of New York Commercial Corporation
  10.43  Amended and Restated Revolving Credit Note, dated December 5, 1996, made by WinCup Holdings, L.P., Radnor Holdings Corporation, WinCup
          Holdings, Inc., SP Acquisition Co., and StyroChem International, Inc.
          in favor of NationsBank, N.A.
  10.44  Trademark Collateral Security Agreement, dated December 5, 1996, between StyroChem International, Inc. and The Bank of New York
          Commercial Corporation
  10.45  Trademark Assignment of Security, dated December 5, 1996, between
          StyroChem International, Inc. and The Bank of New York Commercial
          Corporation
  10.46  Trademark Collateral Security Agreement, dated December 5, 1996, between WinCup Holdings, Inc. and The Bank of New York Commercial
          Corporation
  10.47  Trademark Assignment of Security, dated December 5, 1996, between
          WinCup Holdings, Inc. and The Bank of New York Commercial Corporation
  10.48  Patent Collateral Security Agreement, dated December 5, 1996, between
          StyroChem International, Inc. and The Bank of New York Commercial
          Corporation
  10.49  Patent Assignment of Security, dated December 5, 1996, between
          StyroChem International, Inc. and The Bank of New York Commercial
          Corporation

 EXHIBIT
   NO.
 -------
  10.50  Collateral Assignment, dated as of December 5, 1996, among Radnor
          Holdings Corporation and The Bank of New York Commercial Corporation
 *10.51  Junior Subordinated Promissory Note, dated January 20, 1996, made by
          WinCup Holdings, Inc. in favor of WinCup Holdings, L.P. ($1.1 million)
 *10.52  Subordinated Promissory Note, dated January 20, 1996, made by WinCup
          Holdings, L.P. in favor of James River Paper Company, Inc. ($300,000)
 *10.53  Subordinated Promissory Note, dated January 20, 1996, made by WinCup
          Holdings, L.P. in favor of Scott Paper Company ($2.7 million)
 *10.54  Subordinated Promissory Note, dated January 20, 1996, made by WinCup
          Holdings, L.P. in favor of James River Paper Company, Inc. ($5.7 million)
 *10.55  Subordinated Promissory Note, dated January 20, 1996, made by WinCup
          Holdings, L.P. in favor of Scott Paper Company ($300,000)
 *10.56  Senior Subordinated Promissory Note, dated January 20, 1996, made by
          WinCup Holdings, L.P. in favor of James River Paper Company, Inc.
          ($4.4 million)
 *10.57  Subordinated Promissory Note, dated January 20, 1996, made by WinCup
          Holdings, L.P. in favor of WinCup Holdings, Inc. ($1.8 million)
 *10.58  Senior Promissory Note, dated January 20, 1996, made by WinCup
          Holdings, L.P. in favor of James River Paper Company, Inc. ($7 million)
 *10.59  Subordinated Promissory Note, dated January 20, 1996, made by WinCup
          Holdings, L.P. in favor of James River Paper Company, Inc.
 *10.60  Partnership Interest Purchase Agreement, dated December 5, 1996, among
          Radnor Holdings Corporation, WinCup Holdings, Inc., WinCup Holdings,
          L.P. and James River Paper Company, Inc.
 *10.61  Redemption and Release Agreement by and among Radnor Holdings
          Corporation, WinCup Holdings, Inc., WinCup Holdings, L.P. and
          Kimberly-Clark Tissue Company, dated December 5, 1996
 *10.62  Assumption and Modification Agreement, dated as of January 20, 1996, among Scott Paper Company, WinCup Holdings, Inc. and WinCup Holdings,
          L.P.
  10.63  Agreement Respecting a Term Loan and Other Credit Facilities, dated
          February 25, 1994, between Bank of Montreal and StyroChem
          International, Ltd., as amended
 *10.64  Letter of Undertaking, dated December 5, 1996, made by StyroChem
          International, Ltd. and Radnor Holdings Corporation in favor of Bank of Montreal
  10.65  Guaranty, dated February 25, 1994, made by SP Acquisition Co. in favor of Bank of Montreal
 *10.66  Employment Agreement, dated April 5, 1996, between WinCup Holdings,
          Inc. and R. Radcliffe Hastings
 *12.1   Computation of ratios
 *21.1   List of Subsidiaries of the Registrant
 *23.1   Consent of Arthur Andersen LLP
 *23.2   Consent of Deloitte & Touche LLP
  23.3   Consent of Duane, Morris & Heckscher (included in Exhibits 5.1 and 8.1 to this Registration Statement)
 *24.1   Power of Attorney
 *25.1   Statement of Eligibility and Qualification Under the Trust Indenture
          Act of 1939 of a Corporation Designated to Act as a Trustee on Form
          T-1 of First Union National Bank
 *27.1   Financial Data Schedule (Radnor Holdings Corporation)
 *27.2   Financial Data Schedule (J.R. Cup Foam Container Operations of James
          River Paper Company, Inc.)
 *27.3   Financial Data Schedule (SP Acquisition Co. and Subsidiaries)

--------

 * Previously filed.

** Portions of this Exhibit have been deleted pursuant to the Company's Request for Confidential Treatment pursuant to Rule 406 promulgated under the Securities Act.